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                                                                   EXHIBIT 10.72


                        STOCKHOLDER AND VOTING AGREEMENT

                  THIS STOCKHOLDER AND VOTING AGREEMENT (this "AGREEMENT") is entered into as of September __, 1999, by and among ACME Communications, Inc., a Delaware corporation (the "COMPANY"), Jamie Kellner, Doug Gealy, Thomas Allen, Michael Roberts, Thomas Embrescia, BancBoston Ventures, Inc., a Massachusetts corporation ("BANCBOSTON"), CEA Capital Partners USA, L.P., a Delaware limited partnership ("CEA CAPITAL"), CEA Capital Partners USA CI L.P., a Cayman Islands limited partnership ("CEA CAPITAL CI"), Alta Subordinated Debt Partners III, L.P., a Delaware limited partnership ("ALTA SDP"), Alta Comm S by S, LLC, a Delaware limited liability company ("ALTA SS"), Alta Communications VI, L.P. a Delaware limited partnership ("ALTA VI"), and TCW Shared Opportunity Fund II, L.P., a Delaware limited partnership ("TCW SHOPII"), TCW Leveraged Income Trust, L.P., a Delaware limited partnership ("TCW-LINC") (collectively, BancBoston, CEA Capital, CEA Capital CI, Alta SDP, Alta SS, Alta VI, TCW SHOPII and TCW-LINC, the "INVESTOR STOCKHOLDERS" and each an "INVESTOR STOCKHOLDER").

                                    RECITALS

                  A. The Company expects to commence the initial public offering of approximately 5,000,000 of its shares of common stock to the public (the "IPO").

                  B. In connection with the IPO and the corporate reorganization before the IPO, the Company has filed both a Form 316 "short-form" application and a Form 315 "long-form" application with the Federal Communications Commission (the "FCC"), for which approval for the former has been granted by the FCC subject to any appeals or reconsideration thereof and to the consummation of this Agreement.

                  C. In connection with the proposed reorganization, the IPO, the Form 316 application and the Form 315 application, the parties have agreed to enter into this Agreement upon the terms and conditions set forth below.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the promises made in this Agreement, the parties hereby agree as follows:


                            1. ELECTION OF DIRECTORS

1.1 ELECTION OF MANAGEMENT DIRECTORS. Upon the effectiveness of the Agreement and Plan of Reorganization relating to the Capitalization of ACME Communications, Inc. entered into as of September __, 1999 by and among the parties listed on the signature pages thereof (the "PLAN"), and until the termination of this Agreement,



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         each Investor Stockholder agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it owns or for which it controls the vote in favor of the election to the board of directors of the Company of each of Jamie Kellner, Doug Gealy and Thomas Allen (collectively, Jamie Kellner, Doug Gealy and Thomas Allen, the "MANAGEMENT DIRECTORS").

1.2      ELECTION OF MANAGEMENT DIRECTOR DESIGNEES.

         1.2.1 Upon the effectiveness of the Plan, and until the termination of this Agreement, each Investor Stockholder agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it owns or for which it controls the vote in favor of the election to the board of directors of each of two individuals designated by the Management Directors (the "MANAGEMENT DIRECTOR DESIGNEES"). Each Management Director Designee must be qualified to serve as a director under the Communications Act of 1934, as amended, and the Commission's rules and no Management Director Designee may be in privity of contract with any Management Director or any of their affiliates. The initial Management Director Designees are Michael Roberts and Thomas Embrescia.

         1.2.2 Upon a vacancy in the directorship by either Management Director Designee during the term of this Agreement, the Management Directors must notify each of the Investor Stockholders in writing of the identity of the individual designated to fill such vacancy (a "DESIGNATION NOTICE") and the Investor Stockholders will take any action necessary to cause such designee to be elected as a director to fill such vacancy within 30 days after receipt of a Designation Notice.

         1.2.3 Each Investor Stockholder hereby approves Michael Roberts and Thomas Embrescia as the initial Management Director Designees.

1.3 NUMBER OF DIRECTORS. During the term of this Agreement, none of the Investor Stockholders, the Management Directors or Michael Roberts or Thomas Embrescia will vote or cause to be voted any of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the Company's board of directors of any person that is not nominated by a Management Director or whose election to the board of directors would cause there to be more than five members of the board of directors.

1.4 VISITATION RIGHTS. During the term of this Agreement, the Company will invite and permit a representative of each of the Investor Stockholders to attend, but not vote at, board and significant (including, without limitation, compensation and audit) committee meetings.


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                              2. APPROVAL RIGHTS.

         The Company will not engage in any of the following matters without the written consent of at least 60% in interest of the Investor Stockholders:

2.1 REDEMPTION. The redemption, purchase or other acquisition for value of any of its capital shares, or other type of equity interest of the Company or of any of its subsidiaries, or securities convertible or exchangeable or exercisable for capital shares or other types of equity interest ("CONSOLIDATED GROUP SECURITIES") of the Company or of any of its subsidiaries.

2.2 AUTHORIZATION; ISSUANCE. The authorization of any new class or series or the authorization or issuance of any additional shares of capital stock of the Company or capital stock or membership units of any of its subsidiaries, except in connection with options granted under any option plan of the Company.

2.3 INCREASE OR DECREASE OF CAPITAL SHARES. The increase or decrease of the total number of authorized shares of capital stock of the Company or Consolidated Group Securities.

2.4 DIVIDEND. The payment or declaration of any dividend or distribution with respect to any shares of capital stock of the Company or Consolidated Group Securities.

2.5 MERGERS. The authorization of any merger or consolidation of the Company or any of its subsidiaries with or into any other entity (except for mergers among wholly-owned subsidiaries).

2.6 REORGANIZATIONS. The authorization of the reorganization or sale of the Company or any of its material subsidiaries or the sale of any material assets of the Company or any of its material subsidiaries.

2.7 RECLASSIFICATION. The authorization of any reclassification or recapitalization of the outstanding shares of capital stock of the Company or other Consolidated Group Securities.

2.8 OTHER BUSINESS. The engagement by the Company or any of its subsidiaries in any business other than the business now conducted or contemplated by the Company or a business or businesses similar thereto or reasonably compatible therewith.

2.9 ALTERATION OF ORGANIZATIONAL DOCUMENTS. The alteration, modification or amendment of the Company's bylaws or certificate of incorporation.

2.10 BANKRUPTCY. The application by the Company for or consent by it to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property; the admission in writing by the Company of its inability to pay its debts as they mature; the making by the Company of a general assignment for the benefit of creditors; or the filing by the Company of a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or any other action by the Company to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an


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         answer from the Company admitting the material allegations of a petition filed against it in any proceeding under any such law.

2.11 INCURRENCE OF SUBSTANTIAL DEBT. The direct or indirect incurrence, creation, or assumption (collectively "INCURRENCE"), of any Indebtedness (as that term is defined herein) or liability. Notwithstanding the foregoing, the Company will be able to Incur any applicable Indebtedness that ACME Television Holdings, LLC ("HOLDINGS") could have incurred pursuant to Section 4.1 of Holdings' Amended and Restated Investment and Loan Agreement dated June 17, 1997, as amended and restated on September 30, 1997 (the "INVESTMENT AND LOAN AGREEMENT").

2.12 SIGNIFICANT CAPITAL EXPENDITURES. The making or incurrence of any Capital Expenditures in excess of $1,250,000 in each of 1999, 2000 and 2001.

2.13 EVENT REQUIRING FCC APPROVAL. The occurrence of any event that requires the Company to file with the FCC a transfer application on Form 315 in accordance with the Communications Act of 1934, as amended, and the rules and regulations thereunder (the "COMMUNICATIONS ACT") and the rules and polices of the FCC.

2.14 SIGNIFICANT ACQUISITIONS OR DISPOSITIONS. The purchase, acquisition, sale, transfer, lease or other disposition of any FCC licenses, broadcast television stations, or any other broadcast properties or other assets at a price in excess of $2,000,000, other than in the ordinary course of business.

2.15 CHANGES IN SENIOR MANAGEMENT OR SENIOR MANAGEMENT COMPENSATION. Any change in the current management position of any member of management, any change in compensation of any member of management or the appointment of any person to any position vacated by any of the Management Directors.

2.16 NO CONSENT FOR ACME REORGANIZATION. Notwithstanding the foregoing, no approval will be required under this Agreement for any transactions in connection with the Plan or any ancillary document thereto (including any merger agreement or any exchange agreement).

                                3. OTHER VOTING

         For any matters not covered by Section 2 of this Agreement upon which the stockholders of the Company may properly vote, each Investor Stockholder and each Management Director Designee hereby agrees to vote or cause to be voted all shares of any class of the Company's capital stock that such Investor Stockholder or Management Director Designee owns or for which it or he controls the vote with and in the same manner as a majority of the Management Directors, as such Management Directors vote in their capacities as stockholders of the Company.


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                                 4. TERMINATION

         This Agreement and the obligations of the parties hereunder will terminate upon final order by the FCC approving the Company's Form 315 "long-form" application and election of the designees to the Company's Board of Directors in accordance with the Voting Agreement dated as of the date hereof among the parties to this Agreement. Each of the Company, the Management Directors and the Management Director Designees, in each of their respective capacities as stockholders, directors and employees, as applicable, will use their respective best efforts to diligently prosecute the Form 315 "long-form" application with a view to the earliest practicable final order being issued with respect thereof. The term "FINAL ORDER" means that action will have been taken by the FCC (including action duly taken by its staff pursuant to delegated authority) that has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which no timely request for stay, petition for rehearing, appeal or certiorari or sua sponte action of the FCC with comparable effect is pending, and as to which the time for filing any such request, petition, appeal, certiorari or for the taking of any such sua sponte action by the FCC has expired or otherwise terminated.

                                 5. DEFINITIONS

         Capitalized terms used in this Agreement and not otherwise defined have the following respective meanings:

         "CAPITAL EXPENDITURES" means any payments that are made or liabilities that are incurred by the Company for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under generally accepted accounting principles is required to be capitalized and appears on the Company's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instruments pursuant to which they are made are characterized by the Company or any Person, and include, without limitation, payments for or liabilities incurred with respect to the installment purchase of Property and payments under Capital Leases.

         "CAPITAL LEASE" means any lease of property (real, personal or mixed) which in accordance with generally accepted accounting principles consistently applied, would be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder should be disclosed in a note to such balance sheet as if so capitalized.

         "INDEBTEDNESS" means with respect to any Person, (i) any liability, contingent or otherwise, of such Person (A) for borrowed money (whether or not recourse of the Investors is to the whole of the assets of such Person or only to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, (C) for any letter of credit or performance bond in favor of such Person, (D) for the payment of money relating to a capitalized lease obligation, or (E) any liability, contingent or otherwise, of such Person to any other Person for any purchase price associated with any acquisition of assets, business or otherwise (including any deferred purchase price, assumption of Indebtedness, noncompetition payments or other forms of consideration); (ii) any liability of others of the kind described in the preceding clause (i), which the Person has guaranteed or which is otherwise its legal liability, contingent or otherwise; (iii) any obligation secured by a Lien to


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which the property or assets of such Person are subject, whether or not the obligations secured thereby will have been assumed by or will otherwise be such Person's legal liability; (iv) all other items (except items of capital stock, capital or paid-in surplus or of retaining earnings) which in accordance with generally accepted accounting principles, would be included as a liability on the balance sheet of such Person on the date of determination; and (v) any and all deferrals, renewals, extensions or refinancing of, or amendments, modifications of supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

         "LIEN" means any interest in, or claim against, property relating to an obligation owed to, or claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to any security interest, lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, any rights of first refusal, charges, claims, liabilities, limitations, conditions, restrictions or other adverse claims; provided, however, that "Lien" will not include the interest retained by the lessor under a lease which is not a Capital Lease. For the purposes of this Agreement, the Company will be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other person or entity for security purposes and such retention or vesting will be deemed to be a Lien.

         "PERSON" means any individual, corporation, association, partnership (general or limited), joint venture, trust, unincorporated organization, limited liability company, and other entity or organization of any kind or any government or any agency or political subdivision thereof.

         "PROPERTY" means all types of real, personal, or mixed property and all types of tangible or intangible property.

                                6. MISCELLANEOUS

6.1 NOTICES. All notices, demands and requests required by this Agreement will be in writing and will be deemed to have been given for all purposes: (a) upon personal delivery; (b) one day after being sent, when sent by professional overnight courier service from and to locations within the continental United States; (c) five days after posting when sent by registered or certified mail; or (d) on the date of transmission when sent by facsimile or telecopier, addressed to:

                                    If to the Company:

                                    Tom Allen
                                    2101 E. Fourth Street, Suite 202
                                    Santa Ana, California 92705


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                                    With a copy to:

                                    Dickstein Shapiro Morin & Oshinsky LLP
                                    2101 L Street NW
                                    Washington, DC 20037
                                    Attention: Lewis Paper

                                    And with a copy to:

                                    O'Melveny & Myers LLP
                                    1999 Avenue of the Stars
                                    Suite 700
                                    Los Angeles, CA 90067
                                    Attention: Allison M. Keller

                                    If to any other party, to the respective address listed on the signature pages hereto;

or to such other address or to such other person as either party will have last designated by such notice to the other party.

6.2 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement will not affect the validity or enforceability of any other of its provisions. If one or more provisions are declared invalid or unenforceable, the remaining provisions will remain in full force and effect and will be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

6.3 AMENDMENT. The provisions of this Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, without the written consent of each of the parties.

6.4 INJUNCTIVE RELIEF. Without intending to limit the remedies available to the parties, the parties acknowledge that a breach of any of the covenants contained in this Agreement may result in material irreparable injury to the other parties for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the other parties will be entitled to obtain a temporary restraining order and a preliminary or permanent injunction restraining or requiring actions prohibited or required by this Agreement or such other relief as may be required to enforce specifically any of the covenants of this Agreement.

6.5 GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.


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6.6      SUCCESSORS. This Agreement will be binding upon and will inure to the benefit of the parties hereto and will be binding upon and will inure to the benefit of their respective successors and assigns. If any party hereto sells, assigns or otherwise transfers any shares of the Company's capital stock that such party owns or for which such party controls the vote, then the individual or entity to whom such shares was sold, assigned or otherwise transferred will be subject to the obligations of this Agreement, but will not be entitled to designate any individual for election to the board of directors or require any party hereto to vote in a particular manner.



                     [Rest of Page Intentionally Left Blank]


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.



                                        JAMIE KELLNER


                                        ----------------------------------------

                                        c/o ACME Communications, Inc.
                                        2101 E. Fourth Street, Suite 202
                                        Santa Ana, CA 92705



                                        DOUG GEALY


                                        ----------------------------------------

                                        c/o ACME Communications, Inc.
                                        2101 E. Fourth Street, Suite 202
                                        Santa Ana, CA 92705



                                        THOMAS ALLEN


                                        ----------------------------------------

                                        c/o ACME Communications, Inc.
                                        2101 E. Fourth Street, Suite 202
                                        Santa Ana, CA 92705



                                        MICHAEL ROBERTS


                                        ----------------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


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                                        THOMAS EMBRESCIA


                                        ----------------------------------------


                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        BANCBOSTON VENTURES, INC


                                        By:
                                           -------------------------------------
                                        Name: Lars A. Swanson
                                        Title: Vice President

                                        c/o BancBoston Capital
                                        175 Federal Street
                                        Boston, Ma 02110
                                        Attn: Sanford Anstey
                                        Tel: (617) 434-2509


                                        ALTA COMMUNICATIONS VI, L.P.

                                        By: Alta Communications VI Management
                                            Partners, L.P., its general partner


                                        By:
                                            ------------------------------------
                                        Name: Brian McNeill
                                        Title: G.P.

                                        c/o Alta Communications
                                        One Post Office Square
                                        Suite 3800
                                        Boston, MA  02109
                                        Attn:  Brian W. McNeill
                                        Tel:  (617) 482-8020
                                        Fax:  (617) 482-1944


                                        ALTA-COMM S BY S, LLC


                                        By:
                                            ------------------------------------
                                        Name: Brian McNeill, a member

                                        c/o Alta Communications
                                        One Post Office Square
                                        Suite 3800
                                        Boston, MA  02109
                                        Attn:  Brian W. McNeill
                                        Tel:  (617) 482-8020
                                        Fax:  (617) 482-1944


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                                     ALTA SUBORDINATED DEBT PARTNERS III, L.P.

                                     By: Alta Subordinated Debt Management
                                         III, L.P., its general partner


                                     By:
                                         ------------------------------------
                                     Name: Brian McNeill
                                     Title: G.P.


                                     ACME COMMUNICATIONS, INC.


                                     By:
                                         ------------------------------------
                                     Name: Thomas D. Allen
                                     Title: Chief Financial Officer


                                     CEA CAPITAL PARTNERS USA, L.P.

                                     By: CEA Management Corp.,
                                         its authorized representative


                                     By:
                                         ------------------------------------
                                     Name: James J. Collis
                                     Title: Executive Vice President

                                     c/o CEA Capital Partners
                                     17 State Street, 35th Floor
                                     New York, NY 10004
                                     Tel: (212) 425-1400
                                     Fax: (212) 425-1420


                                     CEA CAPITAL PARTNERS USA CI, L.P.,
                                     A CAYMAN ISLANDS LIMITED PARTNERSHIP

                                     By: CEA Management Corp.,
                                         its authorized representative


                                     By:
                                         ------------------------------------
                                     Name: James J. Collis
                                     Title: Executive Vice President

                                     c/o CEA Capital Partners
                                     17 State Street, 35th Floor
                                     New York, NY 10004
                                     Tel: (212) 425-1400
                                     Fax: (212) 425-1420


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                                        TCW SHARED OPPORTUNITY FUND II, L.P.

                                        By:  TCW Investment Management Company
                                             as investment advisor


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        Trust Company of the West
                                        11100 Santa Monica Boulevard
                                        Suite 2000
                                        Los Angeles, CA  90025
                                        Attn:  Darryl Schall
                                        Tel:  (310) 235-5917
                                        Fax:  (310) 235-5968

                                        TCW LEVERAGED INCOME TRUST, L.P.

                                        By: TCW Investment Management Company,
                                            Its Investment Manager

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        TCW Advisers (Bermuda), Ltd.,
                                        As General Partner

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Trust Company Of The West
                                        11100 Santa Monica Boulevard
                                        Suite 2000
                                        Los Angeles, Ca  90025
                                        Attn:  Darryl Schall
                                        Tel:  (310) 235-5917
                                        Fax:  (310) 235-5968


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